UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2023

LINDBLAD EXPEDITIONS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35898	27-4749725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

96 Morton Street, 9th Floor, New York, New York	10014
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (212) 261-9000

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.0001 per share	LIND	The NASDAQ Stock Market LLC

Securities registered pursuant to Section 12(g) of the Act:

None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02. Results of Operations and Financial Condition.

The preliminary estimated financial results for the first quarter ended March 31, 2023 of Lindblad Expeditions Holdings, Inc. (the “Company”) set forth under Item 7.01 below are incorporated into this Item 2.02 by reference.

The information in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01. Regulation FD Disclosure.

First Quarter 2023 Preliminary Estimated Financial Results

On April 17, 2023, the Company announced that its first quarter 2023 earnings call will be held on Wednesday, May 3, 2023, and provided certain preliminary estimated financial results for the first quarter ended March 31, 2023. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

For the first quarter ended March 31, 2023, the Company expects to report:

•	Total tour revenues for the three months ended March 31, 2023 in the range of approximately $141 million to $144 million, compared to $67.8 million for the three months ended March 31, 2022;

•	Adjusted EBITDA for the three months ended March 31, 2023 in the range of approximately $26 million to $28 million, compared to Adjusted EBITDA loss of $21.2 million for the three months ended March 31, 2022; and

•	Cash and cash equivalents at March 31, 2023 of approximately $121 million, including restricted cash.

With respect to its Lindblad segment, the Company also expects to report:

•	Available Guest Nights of 83,184 for the three months ended March 31, 2023, compared to 48,546 for the three months ended March 31, 2022;

•	Occupancy rates of 81% for the three months ended March 31, 2023, compared to 66% for the three months ended March 31, 2022; and

•	Net Yield Per Available Guest Nights in a range of approximately $1,200 to $1,220 for the three months ended March 31, 2023, compared to $739 for the three months ended March 31, 2022.

During the first quarter ended March 31, 2023, the Company also continued to see significant new bookings across the fleet and have substantial advanced reservations for the future. As of April 10, 2023, bookings for full year 2023 are approximately 46% ahead of the Company’s bookings for the comparable look-forward period as of this date in April 2019, before the COVID-19 pandemic began to impact the Company’s bookings and operations.

The preliminary estimated financial results contained in this report reflect management’s estimates based solely upon information available to it as of the date of this report, are not a comprehensive statement of the Company’s financial results for the three months ended March 31, 2023 and have not been reviewed by the Company’s independent registered public accounting firm. The ranges for the preliminary estimated financial results described above constitute forward-looking statements. The preliminary estimated financial information presented above is subject to change, and the Company’s actual financial results may differ from such preliminary estimates and such differences could be material. Accordingly, you should not place undue reliance upon these preliminary estimates.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

On April 17, 2023, the Company also announced that it has launched an offering of $275.0 million aggregate principal amount of senior secured notes due 2028 (the “Notes”), subject to market and customary conditions (the “Notes Offering”). The Notes will be senior obligations of the Company and will be guaranteed by Lindblad Expeditions, LLC, the Company’s direct subsidiary (“Expeditions”), and certain of Expeditions’ subsidiaries and will be secured, subject to permitted liens and certain other exceptions, by first-priority liens on the stock and substantially all the assets of LEX Endurance Ltd. and Lindblad Bluewater II Limited, subsidiaries of the Company that hold two of its vessels: National Geographic Endurance and National Geographic Resolution (the “Mortgaged Vessels”). As of December 31, 2022, the Mortgaged Vessels had a total net book value of approximately $298.6 million.

The Company intends to use the net proceeds from the Notes Offering to prepay in full all outstanding borrowings under its existing export credit facilities that were incurred to finance the Mortgaged Vessels. The remaining net proceeds will be used to fund the costs of the Notes Offering and for working capital and general corporate purposes, which may include strategic growth initiatives.

A copy of the press release announcing the launch of the Notes Offering is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Neither this report nor the exhibits hereto shall constitute an offer to purchase or the solicitation of an offer to sell any securities. The Notes Offering is being made exclusively pursuant to an offering memorandum, which sets forth the terms and conditions of the Notes Offering.

Non-GAAP Financial Measures

The Company uses a variety of operational and financial metrics, including non-GAAP financial measures such as Adjusted EBITDA, Occupancy and Net Yields, to enable it to analyze its performance and financial condition. The Company utilizes these financial measures to manage its business on a day-to-day basis and believes that they are the most relevant measures of performance. Some of these measures are commonly used in the cruise and tourism industry to evaluate performance. The Company believes these non-GAAP measures provide expanded insight to assess revenue and cost performance, in addition to the standard GAAP-based financial measures. There are no specific rules or regulations for determining non-GAAP measures, and as such, they may not be comparable to measures used by other companies within the industry.

The presentation of non-GAAP financial information in this report should not be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. The definitions of non-GAAP financial measures used in this report along with a reconciliation of non-GAAP financial information to GAAP for the quarter ended March 31, 2022 are set forth below. A reconciliation of Adjusted EBITDA and Net Yield to their most directly comparable GAAP measures for the three months ended March 31, 2023 will be included in the Company's release of first quarter 2023 financial results.

Operational and Financial Metrics

Adjusted EBITDA is net income (loss) excluding depreciation and amortization, net interest expense, other income (expense), income tax (expense) benefit, (gain) loss on foreign currency, (gain) loss on transfer of assets, reorganization costs, and other supplemental adjustments. Other supplemental adjustments include certain non-operating items such as stock-based compensation, executive severance costs, the National Geographic fee amortization, debt refinancing costs, acquisition-related expenses and other non-recurring charges. The Company believes Adjusted EBITDA, when considered along with other performance measures, is a useful measure as it reflects certain operating drivers of the business, such as sales growth, operating costs, selling and administrative expense, and other operating income and expense. The Company believes Adjusted EBITDA helps provide a more complete understanding of the underlying operating results and trends and an enhanced overall understanding of its financial performance and prospects for the future. Adjusted EBITDA is not intended to be a measure of liquidity or cash flows from operations or a measure comparable to net income as it does not take into account certain requirements, such as unearned passenger revenues, capital expenditures and related depreciation, principal and interest payments, and tax payments. The Company’s use of Adjusted EBITDA may not be comparable to other companies within the industry.

The following metrics apply to the Lindblad segment and are used in this report:

Available Guest Nights is a measurement of capacity available for sale and represents double occupancy per cabin (except single occupancy for a single capacity cabin) multiplied by the number of cruise days for the period. The Company also records the number of guest nights available on its limited land programs in this definition.

Guest Nights Sold represents the number of guests carried for the period multiplied by the number of nights sailed within the period.

Gross Yield per Available Guest Night represents tour revenues divided by Available Guest Nights.

Net Yield represents tour revenues less commissions and direct costs of other tour revenues.

Net Yield per Available Guest Night represents Net Yield divided by Available Guest Nights.

Occupancy is calculated by dividing Guest Nights Sold by Available Guest Nights.

Forward Looking Statements

Certain matters discussed in this report are “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include the Company’s estimated financial results for the first quarter ended March 31, 2023 and the expected use of proceeds for the Notes Offering and may also generally be identified as such because the context of such statements will include words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or words of similar import. Similarly, statements that describe the Company’s future plans, objectives or goals are also forward-looking statements. Such forward-looking statements are subject to certain risks and uncertainties that could cause results to differ materially from those expected. Many of these risks and uncertainties are currently amplified by, and will continue to be amplified by, or in the future may be amplified by, the COVID-19 outbreak. It is not possible to predict or identify all such risks. There may be additional risks that the Company considers immaterial or which are unknown. These factors include, but are not limited to, the following: (i) events and conditions around the world, including war and other military actions, such as the current conflict between Russia and Ukraine, inflation, higher fuel prices, higher interest rates and other general concerns about the state of the economy or other events impacting the ability or desire of people to travel; (ii) suspended operations, cancelling or rescheduling of voyages and other potential disruptions to the Company’s business and operations related to COVID-19, the Russia-Ukraine conflict, the political unrest in Peru or another unexpected event; (iii) the impacts of inflation, COVID-19 and/or the Russia-Ukraine conflict on the Company’s financial condition, liquidity, results of operations, cash flows, employees, plans and growth, fuel prices, changes in fuels consumed and availability of fuel supply in the geographies in which the Company operate; (iv) the impacts of inflation and negative economic conditions or negative economic outlooks on the demand for future expedition travel; (v) the loss of key employees, the Company’s inability to recruit or retain qualified shoreside and shipboard employees and increased labor costs; (vi) unscheduled disruptions in the Company’s business due to travel restrictions, weather events, mechanical failures, pandemics or other events; (vii) changes adversely affecting the business in which the Company is engaged; (viii) management of the Company’s growth and its ability to execute on its planned growth; (ix) the Company’s business strategy and plans; (x) the Company’s ability to maintain its relationship with National Geographic; (xi) compliance with new and existing laws and regulations, including environmental regulations and travel advisories and restrictions; (xii) compliance with the financial and/or operating covenants in the Company’s debt arrangements; (xiii) the impact of severe or unusual weather conditions, including climate change, on the Company’s business; (xiv) adverse publicity regarding the travel and cruise industry in general; (xv) loss of business due to competition; (xvi) the result of future financing efforts; (xvii) delays and costs overruns with respect to the construction and delivery of newly constructed vessels; (xviii) the inability to meet revenue and Adjusted EBITDA projections; and (xix) those risks described in the Company’s filings with the Securities and Exchange Commission (the “SEC”). Stockholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are made only as of the date of this report, and the Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. More detailed information about factors that may affect the Company’s performance may be found in its filings with the SEC, which are available at http://www.sec.gov or at http://www.expeditions.com in the Investor Relations section of the Company’s website.

NON-GAAP Reconciliations

Reconciliations of Adjusted EBITDA to net loss and Net Yield to operating loss, in each case, for the three months ended March 31, 2022 are set forth below:

(In thousands)	For the three months ended March 31, 2022
Operating loss	$(33,569)
Cost of tours	47,571
General and administrative	15,248
Selling and marketing	10,283
Depreciation and amortization	10,741
Less: Commissions	(4,405)
Less: Other tour expenses	(9,989)
Net Yield	$35,880

(In thousands)	For the three months ended March 31, 2022
Net loss	$(42,148)
Interest expense, net	8,715
Income tax benefit	(149)
Depreciation and amortization expense	11,178
Gain on foreign currency translation	(130)
Other income	(533)
Stock-based compensation	1,828
Other	19
Adjusted EBITDA	$(21,220)

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated April 17, 2023, announcing the Company’s preliminary first quarter 2023 results.

99.2	Press Release, dated April 17, 2023, announcing the Notes Offering.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINDBLAD EXPEDITIONS HOLDINGS, INC. (registrant)

April 17, 2023	By:	/s/ Craig I. Felenstein
Craig I. Felenstein Chief Financial Officer